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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       __________________________________



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Commission File Number 1-5674

         Date of Report (date of earliest event reported): May 24, 2004


                              ANGELICA CORPORATION
             (Exact name of registrant as specified in its charter)


          Missouri                                       43-0905260
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

      424 South Woods Mill Road
       Chesterfield, Missouri                                        63017-3406
(Address of principal executive offices)                             (Zip Code)


                                 (314) 854-3800
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits

        (c)  Exhibits

             99.1  Earnings Press Release, dated May 24, 2004


Item 12. Results of Operations and Financial Condition

     On May 24, 2004, Angelica Corporation (the "Registrant") issued a press release announcing its earnings for the first quarter ended May 1, 2004. A copy of the press release is attached as Exhibit 99.1, which is incorporated herein by reference.

     This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or Securities Exchange Act of 1934.

                                      * * *


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 24, 2004

                                               ANGELICA CORPORATION



                                               By: /s/ James W. Shaffer
                                                   -----------------------------
                                                   James W. Shaffer
                                                   Vice President, Treasurer and
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

  99.1            Earnings Press Release, dated May 24, 2004